CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

STUDY SUPPORT AGREEMENT

This Study Support Agreement (this “Agreement”) is made and entered into effective as of the 31st day of October, 2022 (the “Effective Date”), by and among Arcturus Therapeutics, Inc., a Delaware Corporation with offices at 10628 Science Center Drive, Suite 250, San Diego, CA 92121 (“ARCTURUS”), and Vinbiocare Biotechnology Joint Stock Company, a company duly established under the laws of Vietnam with its registered address at Lot CN1-12B-3- at Hi-Tech Industrial Park 1, Hoa Lac Hi-Tech Park, Thach Hoa, Thach That, Hanoi City, Vietnam (“VBC”). ARCTURUS and VBC are referred to herein as the “Parties.”

BACKGROUND

WHEREAS, VBC and ARCTURUS are parties to that certain Third Party Study Agreement dated August 2, 2021 (“Study Agreement”), whereby VBC serves as the regulatory and financial sponsor of the Study and conducts the Study by and through its contractors and agents;

WHEREAS, the Study has completed dosing but has ongoing activities;

WHEREAS, the Parties recognize and acknowledge important objectives of continuing Study activities in an ethical manner compliant with applicable laws, and ensuring that the Study results, including Study Data, are acceptable to regulatory agencies in applicable territories.

WHEREAS, the Parties desire for ARCTURUS to conduct certain services, and take on financial responsibility for certain matters, in connection with the Study to help achieve the Objectives; and

WHEREAS, on or around the Effective Date, the Parties are terminating the License Agreement and the Supply Agreement pursuant to a separate letter agreement;

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties (as defined below), intending to be legally bound hereby, agree as follows:

ARTICLE IDEFINITIONS

Section 1.1               Certain Defined Terms.

(a)            Unless otherwise defined herein, all capitalized terms used herein shall have the same meanings as set forth in the Study Agreement.

The following capitalized terms used in this Agreement shall have the meanings set forth below:

“Agreement” has the meaning set forth in the Preamble.

“Applicable Laws” has the meaning set forth in Section 3.3 hereof.

“Confidential Information” has the meaning set forth in Section 5.1(a).

“Effective Date” has the meaning set forth in the Preamble.

“GCP” means Good Clinical Practices as defined in the Study Agreement and generally in Section 3.3 hereof.

“License Agreement” means that certain Technology License and Technical Support Agreement dated as of July 29, 2021, between VBC and ARCTURUS.

“Objectives” has the meaning set forth in Section 2.1 (Objectives).

“Paying Party” has the meaning set forth in Section 2.3(c).

“Payee” has the meaning set forth in Section 2.3(c).

“Service” means each individual service set forth in Appendix A, including in any approved Workplan.

“Service Fees” has the meaning set forth in Section 2.3(a).

“Service Provider” means, with respect to a particular Service, the Party that is identified on Appendix A and in any Workplan as being the Party that is responsible for providing such Service.

“Service Provider Contract Manager” has the meaning set forth in Section 2.11(a)(ii).

“Services Standard” has the meaning set forth in Section 2.5.

“Workplan” means any document approved by the Parties under this Agreement that sets forth a description and details of a Service to be provided by a Party or other Service Provider or Designee to a recipient Party. Upon signature, such Workplan shall automatically become incorporated as Appendix A of this Agreement.

“Study” means the clinical study conducted by the Parties pursuant to the Study Agreement.

“Study Agreement” has the meaning set forth in the Recitals.

“Study Data” has the meaning set forth in the Study Agreement.

“Supply Agreement” means that certain Framework Drug Substance Supply Agreement dated as of July 29, 2021, between VBC and ARCTURUS.

“Third Party Provider” means any person, company or other entity that is not a Party and that a Party engages to perform any Service on behalf of such Party in accordance with the terms of this Agreement.

Section 1.2               Other Definitional Provisions. (a) The words “hereof”, “herein”, “hereto” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

(a)                The terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa.

(b)                The terms “dollars” and “$” shall mean United States of America dollars.

(c)                The term “including” shall mean “including, without limitation.”

(d)                When a reference is made in this Agreement to an Article, a Section, or an Appendix, such reference shall be to an Article of, a Section of, or an Appendix to, this Agreement.

ARTICLE II
SERVICES

Section 2.1               Objectives. “Objectives” means continuation of the Study activities in an ethical manner compliant with Applicable Laws, and ensuring that the Study results, including Study Data, are acceptable to regulatory agencies in applicable territories. Objectives include:

(a)                Ensure [***] for [***] and [***] of the [***];

(b)                conduct of all remaining activities of [***] in [***] with [***], [***], and the [***];

(c)                provide [***] for [***] of a [***] concerning [***] of [***];

(d)                support and coordinate to [***] for [***] (including [***], [***] and [***]) that could be [***] by [***] until not later than [***]; and

(e)                [***] will remain [***] of [***] as provided in [***]. [***] will provide copies of [***] as well as to allow [***] access to [***] obtained from [***] and any [***] from [***], if needed.

In addition to conducting activities and Services in furtherance of the Objectives, each Party agrees that it will not conduct any activities that materially hinder the accomplishment of the Objectives.

Section 2.2               Services.

(a)                The Parties agree that as of the Effective Date, [***] shall [***] as [***] in [***] and [***] shall [***] to [***], and [***] over [***] to [***] that are [***] after the Effective Date and in accordance with this Agreement, [***] and [***] with [***] as [***] of [***]. In furtherance of the foregoing, (i) [***] shall be responsible for [***] of [***] as set forth in the Workplan (to the extent conducted in accordance with this Agreement, and (ii) [***] agrees that [***] shall [***] to [***] its [***] and [***] to, [***] in [***] with [***] and take any actions necessary to help effectuate the foregoing and [***], including by allowing [***] access to [***], [***]and [***] if needed upon [***] request and retaining appropriate personnel to support on this study. For avoidance of doubt, and notwithstanding anything else in this Agreement, VBC shall retain any responsibility and control of the Study as required of the Study sponsor under Applicable Laws for purposes of achieving the Objectives.

(b)              Without limiting Section 2.2(a), the Parties shall agree upon a Workplan consistent with the Objectives and Section 2.2(a), which Workplan shall be automatically incorporated herein upon signature by the Parties as part of Appendix A. Each Party shall provide its assistance and services as set forth in this Article II and under the Workplan.

(c)                Each Party will comply with its obligations set forth on Appendix A related to the Services.

(d)               If, at any time during the term of this Agreement, any party (either ARCTURUS or VBC) reasonably determines that it is necessary for a Party to conduct, or cause to be provided, any other activity in furtherance of the Objectives that is not reflected in Appendix A, the Parties shall cooperate in good faith and use reasonable efforts to promptly amend Appendix A.

Section 2.3               Service Fees; Reimbursement of Expenses.

(a)                All Service Fees including but not limited to the service supplied by VBC and applicable Service Providers shall be paid by ARCTURUS TO VBC pursuant to the payment provisions and schedule provided in Appendix A. Unless otherwise set forth on Appendix A with respect to a particular Service, any payment of fees and/or reimbursement of expenses by ARCTURUS to VBC (“Service Fees”)will be invoiced per the payment schedule outlined in Appendix A. No other fees will be required by Arcturus other than those set out in the payment provisions and schedule provided in Appendix A.

(b)             Any invoices submitted by one Party to another Party hereunder shall include VAT or sales Tax as required by applicable Law.

Section 2.4               Standard for the Provision of Services. Each Service Provider shall, and shall cause its Third Party Providers to: (a) provide the Services, or cause the Services to be provided, (i) in accordance with all Applicable Laws; (ii) a professional, diligent and timely manner and (iii) by persons who are not debarred, restricted, suspended or deemed subject to debarment by the FDA, nor, to applicable Service Provider’s knowledge, subject of a conviction described in, Section 306 of the FDCA or 42 U.S.C. §1320a–7 or any similar debarment or ineligibility provisions applicable to any health care program of a Governmental Authority; and (b) assign sufficient resources and available qualified personnel (based on education, training and skill) to perform its obligations under this Agreement in accordance with the standards set forth in clause (a) (the standard set forth in this sentence, the “Services Standard”).

Section 2.5              Services Provided by Third Party Providers. A Service Provider may cause any Third Party Provider to provide any Services that such Service Provider is responsible for providing; provided, however, that (i) except otherwise stipulated in this Agreement, [***] are [***] at [***] to [***] and (ii) such [***] shall [***] to [***] and [***] at [***] to those [***] and that the applicable [***] shall remain primarily responsible and liable for the performance by its [***] of all of its obligations hereunder with respect to [***] so that such performance is in accordance with the terms and conditions hereof.

Section 2.6               Cooperation. Each Party (on behalf of itself and any Third Party Providers) shall use its best efforts to (a) cooperate with each other Party with respect to the provision of any Service and (b) enable each other Party to provide the Services in accordance with this Agreement. Such cooperation will include: (i) exchanging information relevant to the performance of the Services to be provided hereunder, (ii) good faith efforts to mitigate problems with the work environment interfering with the performance of the Services required hereunder and (iii) requiring personnel, including employees of Third Party Providers to comply with any security regulations, confidentiality requirements and other published policies of the other Party while on the other Party’s premises or when given access to any equipment, computer, software, network or files owned or controlled by the other Party. None of the Parties shall take any action that would interfere with or materially increase the cost, inclusive of Taxes, of any Service Provider in providing any of the Services. Each Service Provider will comply with all Applicable Laws governing the Services to be provided hereunder. In the event of an assessment or enquiry by a Government authority the Parties shall take reasonable steps, as determined in the sole determination of each Party, to respond to such assessment or enquiry.

Section 2.7                 Intellectual Property.

Intellectual property rights under this Agreement shall follow the provisions of Section 12 (Ownership and Inventions) of the Study Agreement, which shall remain unchanged by this Agreement. For clarity, all data, including Study results, communications, reports and compilations of data generated in the performance of the Study in connection with the activities under this Agreement are “Study Data” and subject to Section 11 (Ownership of Data) of the Study Agreement.

Section 2.8               Transition Cooperation. Upon request of [***], [***] shall cooperate [***] to [***] share responsibilities in conducting this [***] as agreed upon. In connection with such activities, [***] shall share [***], and other materials and information, as [***] by [***]. Without limiting the foregoing, [***] agrees that it will continue to conduct [***] in accordance with [***] unless [***] by [***], and will [***] to [***] as [***] to perform [***] role as [***] for the [***] of [***] in accordance with [***].

ARTICLE III
REPRESENTATIONS, WARRANTIES, COMPLIANCE and limiTation of liability

Section 3.1               Representations. Each Party represents and warrants to the other Party that it has the power and authority to enter into and perform its obligations under this Agreement and has taken all actions necessary to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to perform its obligations hereunder.

Section 3.2               Disclaimer of Warranties. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, EACH PARTY (ON BEHALF OF ITSELF AND ANY THIRD PARTY PROVIDERS AND DESIGNEES HEREBY ACKNOWLEDGES THAT THE SERVICES ARE FURNISHED WITHOUT WARRANTY OF ANY KIND, WHETHER EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY IN REGARD TO MERCHANTABILITY OR FITNESS OF THE SERVICES FOR A PARTICULAR PURPOSE.

Section 3.3               Compliance with Laws and Regulations. Each Party shall be responsible for its own compliance with any and all laws applicable to its performance under this Agreement (“Applicable Laws”). For avoidance of doubt, and without limiting the obligation of the Parties, each party covenants that it shall comply with all applicable national, federal, state and local laws, regulations and guidances in performing its obligations under this Agreement. In particular, but without limiting the foregoing, VBC will use reasonable efforts to conduct and ensure that its Services are conducted in accordance with all applicable laws and regulations governing the conduct of clinical trials in Vietnam, Institutional Review Boards or Independent Ethics Committees ("IRB/IEC'), the World Medical Association Declaration of Helsinki entitled 'Ethical Principles for Medical Research Involving Human Subjects' (1983 version), and generally accepted standards of good clinical practice, including the International Conference on Harmonisation (ICH) E6(R2) Guidelines for Good Clinical Practice ("ICHJGCPs") and data protection laws of all countries where the Study is being conducted. VBC shall comply with the directives of such IRB/IEC respecting the conduct of the Study. Each Party shall further conduct its activities and the activities of any Third Party Provider it engages in a manner that is consistent with all Anti Corruption Laws.

Section 3.4               LIMIATION OF LIABILITY. TO THE MAXIMUM EXTENT PERMITTED BY LAW, (A) [***] SHALL BE [***] TO THE [***] FOR [***], [***], [***], [***] OR [***], WHETHER LIABILITY IS [***] IN [***], [***] (INCLUDING [***]), [***], OR [***] OR [***] OF [***], [***] IF [***] HAS BEEN [***] OF THE [***]; AND (B) [***] IN CONNECTION WITH [***] OR [***] OF [***] IN [***] WITH [***] IN [***] THE [***] BY [***] TO [***] UNDER THIS AGREEMENT FOR [***] BY [***] (I.E. [***]).

ARTICLE IV
TERM AND TERMINATION

Section 4.1               Term and Termination. This Agreement shall commence on the Effective Date and continue until 31 December 2024, unless earlier terminated pursuant to the terms of this Agreement. For clarity, this Section 4.1 supersedes the term and termination rights under Section 15 (Term and Termination) of the Study Agreement and applies to this Agreement and the Study Agreement.

(a)              This Agreement may be terminated earlier by VBC if ARCTURUS is in material breach of the terms of this Agreement and ARCTURUS fails to cure such breach within 30 days of VBC delivering a written notice of such breach to ARCTURUS. In addition, in the event that VBC desires to terminate this Agreement at any time, (i) the Parties shall promptly develop in good faith and undertake a transition plan to transition roles and responsibilities of VBC to ARCTURUS (or its designee) in a manner designed not to compromise the Objectives, and (ii) upon completion of such transition in (i), VBC may terminate this Agreement immediately upon written notice to ARCTURUS.

(b)               This Agreement may be terminated earlier by ARCTURUS (i) if [***] is [***] of the terms of this Agreement and [***] fails to cure such breach within [***] of [***] a written notice of such breach to [***], (ii) upon [***] prior written notice to [***] for [***] or (iii) upon [***] if [***] (as defined in [***]) [***].

(c)               With respect to [***], [***] may [***] such [***] for [***] providing [***] to [***].

Section 4.2               Effect of Termination.

(a)              Upon termination of any Service in accordance with this Agreement, the applicable Service Provider will have no further obligation to provide such Service to the extent of its termination. ARCTURUS shall remain obligated to VBC for any required amounts owed and payable in respect of such terminated Service that was provided by VBC prior to the effective date of termination and any reasonable transition or wind-down period. In connection with the termination of any Service, the provisions of this Agreement not relating solely to such terminated Service shall survive any such termination in accordance with the terms hereof.

(b)              Remedies for breach and the following provisions shall survive the termination or expiration of this Agreement: ARTICLE I (DEFINITIONS), Section 2.9 (Intellectual Property), Section 2.8 (Transition Cooperation,), Section 3.2 (Disclaimer of Warranties), Section 4.2 (Effect of Termination) and ARTICLE V (GENERAL PROVISIONS). Further, upon any termination or expiration of this Agreement, the Parties shall ensure that any materials, approvals and documentation, including the Study Data and Trial Master File, are, at Arcturus’ cost, maintained and/or transferred to Arcturus (or its designee) in a manner that ensures continued compliance with Applicable Laws.

ARTICLE V
GENERAL PROVISIONS

Section 5.1               Treatment of Confidential Information.

(a)              Each Party, shall, and shall cause their respective authorized representatives to, maintain in confidence. treat as confidential and safeguard any and all information, knowledge and data relating to or obtained from the other Party (including information regarding the other Party’s and its Affiliates’ business, employees, development plans, programs, documentation, techniques, customer lists, supplier lists, trade secrets, designs, product formulations, product specifications, systems, know-how or any other proprietary or confidential information, however recorded or preserved, whether written or oral) in connection with or pursuant to this Agreement (“Confidential Information”), by using the same degree of care, but no less than a reasonable standard of care, to prevent the unauthorized use, dissemination or disclosure of such information, knowledge and data as any Party used with respect thereto prior to the execution of this Agreement; except that the foregoing requirements of this Section 5.1(a) shall not apply to the extent that (i) any such information is or becomes generally available to the public other than through an act of any other Party or any of its representatives; (ii) any such information (including any report, statement, testimony or other submission to a Governmental Authority) is required by applicable Law, Governmental Order or such Governmental Authority to be disclosed, after prior notice has been given to the other Party to the extent such notice is not prohibited by applicable Law; provided further, that such Party shall (A) use commercially reasonable efforts to obtain, at the request of the Party whose Confidential Information is affected, a protective order or other assurance that confidential treatment will be accorded to such portion of the Confidential Information required to be disclosed and (B) disclose only such portion of the Confidential Information as is strictly required by Law; or (iii) any such information was or becomes available to such Party on a nonconfidential basis and from a source (other than a Party hereto or any authorized representative of such Party) that is not bound by a confidentiality agreement with respect to such information. Any Party receiving Confidential Information of another Party may use such Confidential Information only for the purposes of fulfilling its obligations under this Agreement. Each of the Parties hereto shall instruct its authorized representatives having access to such information of the obligations in this Section 5.1(a).

(b)               Each Party agrees, upon written request therefor to promptly return or

(c)              destroy (at its option) all Confidential Information of the requesting Party. If such Confidential Information is destroyed, the destroying Party shall notify the other Party of such destruction in writing. Notwithstanding the foregoing, upon the termination of this Agreement, the Parties shall cooperate, and Service Providers shall use commercially reasonable efforts to cause any Third Party Providers and representatives to cooperate, to support any transfer (to the extent not previously transferred) to ARCTURUS of, at ARCTURUS’s cost, any Confidential Information not previously transferred to ARCTURUS through the Services.

Section 5.2               Notices. All notices or other communications hereunder shall be deemed to have been duly given and made if in writing and if served by personal delivery upon the Party for whom it is intended, if delivered by registered or certified mail, return receipt requested, or by a national courier service, or if sent by facsimile, provided that the facsimile is promptly confirmed by telephone confirmation thereof, to the Person at the address set forth below, or such other address as may be designated in writing hereafter, in the same manner, by such Person:

If to ARCTURUS:

[***]

If to VBC:

[***]

Section 5.3               Amendment; Waiver. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by ARCTURUS and VBC, or in the case of a waiver, by the Party against whom the waiver is to be effective. No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

Section 5.4              Assignment. No Party to this Agreement may assign any of its rights or obligations under this Agreement without the prior written consent of the other Parties; provided that nothing in the foregoing shall prohibit ARCTURUS from making any assignment: (i) to any of its Affiliates so long as such Affiliate agrees in writing to be bound by all of the terms, conditions and provisions contained in this Agreement provided, further, no such assignment shall release ARCTURUS from its obligations under this Agreement; and (ii) to any successors to all or substantially all of the business and assets of ARCTURUS, whether in a merger, consolidation, sale of substantially all assets or other similar transaction; provided, however, that [***] may [***] to [***] that [***] or [***] of the [***] and [***] to [***] (including [***] and [***] and [***]) and that is [***] by [***] as [***] under[***] in [***]. Any purported assignment, hypothecation or transfer in breach of this Section 5.4 shall be null and void. This Agreement shall be binding upon, and shall inure to the benefit of, and be enforceable by the Parties hereto and their successors and permitted assigns.

Section 5.5               Entire Agreement. This Agreement (including all Appendices hereto and the Study Agreement) contains the entire agreement among the Parties with respect to the subject matter hereof. In the event of a conflict between this Agreement and the Study Agreement, the terms of this Agreement shall prevail but only for so long as such terms remain in effect.

Section 5.6               Parties in Interest. This Agreement shall inure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer upon any Person other than ARCTURUS, VBC or their successors or permitted assigns, any rights or remedies under or by reason of this Agreement.

Section 5.7               Governing Law; Jurisdiction.

(a)              This Agreement shall be governed by and construed in accordance with the laws of England and Wales without applying any principles of conflicts of laws that would result in the application of a different body of law.

(b)             The United Nations Convention on Contracts for the International Sale of Goods is hereby excluded by the Parties and shall not apply to this Agreement.

(c)              Any dispute, controversy, or claim arising out of or in relation to this Agreement, or the existence, breach, termination or invalidity thereof shall be settled, insofar as it is possible, by mutual consultation and consent. If the Parties are unable to resolve such dispute within thirty (30) days commencing discussions to resolve the dispute by mutual consultation and consent, the dispute shall be finally resolved by arbitration in Singapore in accordance with the Arbitration Rules of the Singapore International Arbitration Centre (“SIAC Rules”) for the time being in force, conducted in the English language, which rules are deemed to be incorporated by reference in this clause. All disputes shall be heard by a single arbitrator, unless the claim amount exceeds USD $1,000,000 in which case the dispute shall be heard by a panel of three (3) arbitrators. In any action or proceeding to enforce rights under this Agreement, the prevailing party will be entitled to recover costs and attorneys’ fees.

Section 5.8               Specific Performance. The Parties agree that irreparable damage may occur in the event that the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, each Party agrees that, in the event of any breach or threatened breach by any other Party of any covenant or obligation contained in this Agreement, the non-breaching Party shall be entitled (in addition to any other remedy that may be available to it, whether in law or equity) to a decree or order of specific performance to enforce the observance and performance of such covenant or obligation and an injunction restraining such breach or threatened breach.

Section 5.9               No Agency. Nothing in this Agreement shall be deemed in any way or for any purpose to constitute any Party acting as an agent of another unaffiliated Party in the conduct of such other Party’s business. Each Party shall provide Services as an independent contractor and not as the agent of the other Party in performing such Service.

Section 5.10             Counterparts. This Agreement may be executed in one or more counterparts (including by facsimile or electronic .pdf submission), each of which shall be deemed an original, and all of which shall constitute one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered (by telecopy or otherwise) to the other Party, it being understood that both Parties need not sign the same counterpart.

Section 5.11               Headings. The heading references herein are for convenience purposes only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

Section 5.12               Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any term or other provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid, illegal or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons, entities or circumstances shall not be affected by such invalidity, illegality or unenforceability, nor shall such invalidity, illegality or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

Section 5.13              Mutual Drafting. The Parties are sophisticated and have been represented by lawyers throughout the transactions contemplated hereby who have carefully negotiated the provisions hereof. As a consequence, the Parties do not intend that the presumptions set forth in Laws or rules relating to the interpretation of contracts against the drafter of any particular clause should be applied to this Agreement or any Schedule or Appendix hereto, and therefore, waive their effects.

IN WITNESS WHEREOF, and intending to be legally bound, the Parties have executed or caused this Agreement to be executed and effective as of the date first written above.

Arcturus Therapeutics, Inc. By: ______________________________ Name: ____________________________ Title: _____________________________	Vinbiocare Biotechnology JSC By: ______________________________ Name: ____________________________ Title: _____________________________

APPENDIX A

WORKPLAN

Upon execution of the Agreement, VinBiocare (VBC) and Arcturus will undertake to perform the following activities:

1.       Activities Conducted Through Completion of Study ARCT-154-01 ([***])

Continuing Obligations

1.1.    [***].

1.2.    Key Personnel.

[***]

Six Month Data Cut. VBC shall:

1.1.    [***]:

•         [***]

•         [***]

1.2.    [***]

1.3.    [***]

1.4.    [***]

1.5.    [***]

1.6.    [***]

1.7.    [***]

1.8.    [***]

2.       Support After Study Completion (From Study Completion ([***])

[***]:

2.1.    [***]

2.2.    [***]

2.3.    [***]

2.4.    [***]

2.5.    [***]

2.6.    [***]

2.7.    [***]

2.8.    [***]

2.9.    [***]

2.10.                      [***]

2.11.                      [***]

2.12.                      [***]

2.13.                      [***]

2.14.                      [***]

2.15.                      [***]

2.16.                      [***]

2.17.                      [***]

2.18.                      Maintain adequate insurance per [***] of [***]

3.	Contracts and Payments

3.1.	[***]

3.2.	Fees. Arcturus shall pay VBC:

3.2.1.	Upfront Payment. [***] within [***];

3.2.2.	Support Payment. In support of [***] provided hereunder through December 31, 2024, Arcturus shall pay [***]of [***] per [***] , with [***] of [***]per the payment schedule below:

Payment Number	Payment Date	Payment Amount (USD)
1	[***]	[***]
2	[***]	[***]
3	[***]	[***]
4	[***]	[***]
5	[***]	[***]
6	[***]	[***]
7	[***]	[***]
8	[***]	[***]
9	[***]	[***]

A-3

3.2.3.	Study Completion Payment. [***] upon [***].

3.2.4.	Early Termination Payment. [***] (i) [***] and (ii) [***].

3.3.	Service Completion Milestone Payments.

3.3.1.	[***].

3.3.2.	[***]

3.3.3.	[***]

3.4.    Service Commission. [***]

A-4